UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2019

THL Credit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00789	27-0344947
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

100 Federal Street, 31st Floor,

Boston, MA 02110

(Address of principal executive offices)

Registrant’s telephone number, including area code (800) 450-4424

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 10, 2019, the Board of Directors (the “Board”) of THL Credit, Inc. (the “Company”) adopted, amended and restated by-laws of the Company (the by-laws, as so amended and restated, the “By-laws”) effective immediately. The By-laws include the following amendments, among others:

•

adoption of advance notice bylaws regarding the process by which stockholders can nominate persons for election to the Board or propose other business to be considered at our stockholder meetings and specifying the information that must be included in such advance notice;

•	clarifying amendments regarding the procedures for conducting stockholders’ meetings;

•	requirement that the Company make available a complete list of the stockholders entitled to vote at a meeting 10 days before such meeting;

•

specifying the fixing of record dates for actions by stockholder written consent, effectiveness of such consents and the appointment of an inspector and specifying procedures providing for the postponement or cancellation, as the case may be, of certain previously scheduled meetings by the Board;

•

updates to provide that record dates for purposes of determining stockholders entitled to notice for any purpose, must be not more than 60 days before the date on which the meeting or particular action is to be taken; and

•

clarifying changes to Article 7, Section 1 of the existing By-laws to conform it with the provisions of the Company’s Amended and Restated Certificate of Incorporation concerning amendments to the By-laws.

The By-laws also include certain technical, conforming, modernizing and clarifying changes.

The foregoing summary of the amendments to our By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s By-laws, as amended through January 10, 2019, a copy of which is attached as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated By-Laws of THL Credit, Inc., as amended on January 10, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THL CREDIT, INC.

Date: January 11, 2019	By:	/S/ TERRENCE W. OLSON
	Name:	Terrence W. Olson
	Title:	Chief Financial Officer, Chief Operating Officer & Treasurer